Resource Credit Income Fund (the “Fund”)

Supplement dated April 11, 2017 to the
Class A, Class U, Class C, Class T, Class W, Class D and Class I Prospectuses
dated February 1, 2017 (collectively, the “Prospectuses”) and to the
Statement of Additional Information dated February 1, 2017 (the “SAI”)

All Prospectuses and the SAI

Effective as of April 11, 2017:

1. All references to Resource Financial Fund Management, Inc. in the Prospectuses and SAI are replaced with Resource Alternative Advisor, LLC. All disclosures to the contrary in the Prospectuses and SAI should be disregarded.

2. The following disclosure is inserted at the end of the section entitled “Purchase Terms” in each Prospectus:

Share Class Conversions: Upon request, the Fund may, in its discretion, permit a current Fund shareholder to convert shares held by them to another class of Fund shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

This Supplement, the Prospectuses and the SAI provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559.